Subsequent events	6 Months Ended
Sep. 30, 2023
Subsequent events
Subsequent events

12   Subsequent events

Disposal of Vodafone Spain

On 31 October 2023, the Group announced that it had entered into binding agreements with Zegona Communications plc (‘Zegona’) in relation to the sale of 100% of Vodafone Holdings Europe, S.L.U. (‘Vodafone Spain’) (the ‘Transaction’).

On completion, Vodafone’s consideration will comprise at least €4.1 billion in cash (subject to customary completion adjustments) and up to €0.9 billion in the form of Redeemable Preference Shares (‘RPS’) which redeem, for an amount comprising the subscription price and accrued preferential dividend, no later than 6 years after closing.

Completion of the Transaction is conditional on certain approvals being obtained from current Zegona shareholders as well as regulatory clearances and is expected to take place in the first half of 2024.

Minority shareholders in Kabel Deutschland Holding A.G.

The Group’s obligations to the minority shareholders in Kabel Deutschland Holding A.G., reflected as a financial liability under put option arrangements in the Group’s consolidated statement of financial position, were settled by a final payment of €494 million on 20 October 2023.

Hybrid bonds

On 7 November 2023, the Group announced that on 3 January 2024 it will exercise its call option to repurchase and cancel outstanding capital securities of €438 million due on 3 January 2079. This follows a previous bond buyback exercise completed in June 2023 for €1,562 million of the original €2,000 million securities issued.